                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                              ---------------------


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  March 31, 1997




                     CENCOM CABLE INCOME PARTNERS II, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)



                         33-17174                            43-1456575
                         --------                            ----------
                  Commission File Number                  (I.R.S. Employer
                                                         Identification No.)


   12444 Powerscourt Drive - Suite 400
   St. Louis, Missouri                                     63131
   -----------------------------------                     -----
   (Address of Principal Executive Offices)                (Zip Code)

   (Registrant's telephone number, including area code)    (314) 965-0555

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Cencom Cable Income Partners II, L.P. (CCIP II) is currently in the process of dissolution through the sale of its cable television systems and liquidation of its cable television investments. On March 6, 1997, CCIP II distributed a proxy statement to its limited partners for the purpose of obtaining approval for the sale of certain cable television systems to certain affiliates of the general partner of CCIP II. On April 7, 1997, the limited partners approved the sale of certain cable television systems to such affiliates of the general partner.

On January 30, 1997, CCIP II entered into a sale agreement for the sale of its cable television systems serving approximately 6,800 basic subscribers in the communities of Jasper, Woodville and Cleveland, Texas. The sale of these cable television systems was consummated on March 31, 1997. The purchaser of the cable television systems was Etan Industries, an unaffiliated party. The sale price, after closing adjustments, was approximately $9,986,000.

On February 28, 1997, CCIP II entered into a sale contract for the sale of its cable television systems serving approximately 3,500 basic subscribers in the communities of Marlin, Madisonville and Buffalo, Texas. The sale of these cable television systems was consummated on March 31, 1997. The purchaser of the cable television systems was Northland Cable, an unaffiliated third party. The sale price, after closing adjustments, was approximately $5,269,000.

On May 30, 1996, CCIP II entered into a sale agreement for the sale of its cable television system serving approximately 20,800 basic subscribers in Anderson County, South Carolina (the "Anderson County System"). The sale of this cable television system was consummated on April 7, 1997 following notification of approval by the limited partners of CCIP II for the transaction. The sale of this cable television system was to Charter Communications II, L.P., a wholly-owned subsidiary of Charter Communications Southeast, L.P. (Charter Southeast). Charter Southeast is a wholly-owned subsidiary of Charter Communications Southeast Holdings, L.P. (Charter Holdings). Both Charter Southeast and Charter Holdings are affiliates of the general partner of CCIP II. The sale price, after closing adjustments was approximately $36,636,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Pursuant to the instructions regarding financial statements as outlined by
Article 3 of Regulation S-X, an unaudited pro forma balance sheet and unaudited pro forma statement of operations are attached hereto. The unaudited pro forma balance sheet assumes that the sale of the cable television systems located in Jasper, Woodville, Cleveland, Marlin, Madisonville and Buffalo, Texas (collectively the "Texas Systems") and the Anderson County System had occurred on December 31, 1996. The unaudited pro forma statements of operations assume the sale of the Texas Systems and the Anderson County System as of January 1, 1996. The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the notes thereto. The "As Reported" amounts were taken from the Partnership's audited financial statements.

The proxy statement included pro forma financial information for the sale of certain cable television systems and the subsequent distributions to the limited partners. The pro forma financial statements included as a part of this Form 8-K reflect only the sale transactions. The distribution of proceeds to the limited partners is anticipated to occur no later than June 30, 1997.

                     CENCOM CABLE INCOME PARTNERS II, L.P.
                       UNAUDITED PRO FORMA BALANCE SHEET

                               DECEMBER 31, 1996

                                                                                              Adjustments
                                                                          Adjustments        for the sale of
                                                                        for sale of the       the Anderson            Pro Forma
                                                         As Reported     Texas Systems       County System             Balance
                                                         -----------    ---------------     ----------------          ----------
    ASSETS
    ------
CURRENT ASSETS:
Cash and Cash Equivalents                              $    531,285    $           -         $  13,560,162  (d)    $   14,091,447
Accounts receivable, net                                    222,708          (53,839) (a)         (115,991) (e)            52,878
Prepaid Expenses and other                                   78,705             (164) (a)          (15,992) (e)            62,549
                                                       ------------    -------------         -------------         --------------
      Total Current Assets                                  832,698          (54,003)           13,428,179             14,206,874

PROPERTY AND EQUIPMENT, net                              18,938,808       (2,416,737) (a)      (13,178,400) (e)         3,343,671
FRANCHISE COSTS, net                                        724,004         (273,937) (a)         (386,831) (e)            63,236
DEBT ISSUANCE COSTS                                         350,000                -                    -                 350,000
                                                       ------------    -------------         ------------          --------------

      Total Assets                                       20,845,510       (2,744,677)            (137,052)             17,963,781
                                                       ============    =============         ============          ==============

LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)
-------------------------------------------
CURRENT LIABILITIES
Current maturities of long-term debt                   $ 36,700,000    $ (14,903,115) (b)    $(21,796,885) (f)     $            -
Accounts payable and
 accrued expenses                                         2,416,134         (239,255) (a)        (964,936) (e)          1,211,943
Payables to General Partner
 and Affiliate                                            3,532,580                -                    -               3,532,580
                                                       ------------    -------------         -------------         --------------


      Total Current Liabilities                          42,648,714      (15,142,370)         (22,761,821)              4,744,523

DEFERRED REVENUE                                             24,803          (11,633) (a)               -                  13,170

PARTNERS' CAPITAL (DEFICIT):
General Partner                                          (2,828,374)       1,642,495  (c)       1,185,879  (g)                  -

Limited Partners                                        (18,540,466)      10,766,831  (c)      21,438,890  (g)         13,665,255

Note receivable from general partner                       (459,167)               -                    -                (459,167)
                                                       ------------    -------------         ------------          --------------
Total partners' capital (deficit)                       (21,828,007)      12,409,326           22,624,769              13,206,088
                                                       ------------    -------------         ------------          --------------
Total Liabilities and Partners'
  Capital (Deficit)                                      20,845,510       (2,744,677)            (137,052)             17,963,781
                                                       ============    =============         ============          ==============

Book Value Per LP Unit                                 $    (240.09)               -                    -          $       145.26


                     CENCOM CABLE INCOME PARTNERS II, L.P.
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                     Adjustments
                                                              Adjustments            for the sale of
                                                              for the sale of the    the Anderson
                                            As Reported       Texas Systems          County System       Pro Forma
                                            -----------       -------------------    -------------       ---------
Service Revenues                            $ 18,155,382       $(4,123,367) (h)      $(8,344,317) (l)    $5,687,698

Operating Expenses:
 Operating, general and administrative        10,572,015        (2,292,042) (i)       (4,781,368) (m)     3,498,605
 Depreciation and amortization                 6,235,182        (1,057,187) (i)       (3,688,442) (m)     1,489,553
                                            ------------        -----------          ------------        ----------
                                              16,807,197        (3,349,229)           (8,469,810)         4,988,158
                                            ------------        -----------          ------------        ----------

Income from operations                         1,348,185          (774,138)              125,493            699,540
Other Income (Expense):
Interest income                                   39,909            (9,190) (j)          (18,358) (n)        12,361
Interest expense                              (2,835,247)        1,151,335  (k)        1,683,912  (o)          -
                                            -------------       ----------           ------------        ----------

Net income (loss)                             (1,447,153)          368,007             1,791,047            711,901
                                            =============       ==========           ============        ==========

Net Income (Loss) Per LP Unit                   $ (15.76)                                                    $ 7.75
                                            =============                                                ==========






















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                     NOTES TO UNAUDITED PRO FORMA FINANCIAL
                          INFORMATION-THE PARTNERSHIP

The unaudited pro forma balance sheet assumes the Partnership had sold the Texas Systems and the Anderson County System as of December 31, 1996. The unaudited pro forma statement of operations for the year ended December 31, 1996 assumes that the Partnership had sold the Texas Systems and the Anderson County System as of
January 1, 1996.

For the purposes of determining the pro forma effect of the sale of the Texas Systems and the Anderson County System on the Partnership's balance sheet, the following adjustments have been made as of December 31, 1996:


(a) Reflects the disposition of assets and liabilities of Texas Systems as of December 31, 1996

(b) Reflects payment on the outstanding indebtedness under the Credit Agreement from the sale of the Texas Systems.

(c) Reflects the allocation of the gain on the sale of the Texas Systems' net assets, as of December 31, 1996.

(d)  Cash and cash equivalents
     a.  Proceeds from the sale of Anderson County System      $  36,700,000
     b.  Working capital adjustment
            Anderson County current assets         $  131,983
            Anderson County current liabilities
                 and deferred revenue              $ (964,936)
                                                   ----------
                        Total working capital                  $    (832,953)
     c.  Payment of long-term debt                               (21,796,885)
     d.  Estimated capital expenditures to be reimbursed             202,000
     e.  Payment of transaction costs                               (712,000)
                                                               -------------
            Increase in cash and cash equivalents              $  13,560,162
                                                               =============

(e) Reflects the disposition of assets and liabilities of Anderson County System as of December 31, 1996

(f) Reflects payment of the outstanding indebtedness under the Credit Agreement from the sale of the Anderson County System.

(g) Reflects the allocation of the gain on the sale of the Anderson County System as of December 31, 1996

For purposes of determining the pro forma effect of the sale of the Texas Systems and the Anderson County System, the pro forma adjustments described below have been made to the statement of operations of the Partnership for the year ended December 31, 1996 as if the transactions had occurred as of January 1, 1996:

(h)  Elimination of historical revenues of the Texas System

(i) Elimination of operating expenses of the Texas Systems. The general and administrative expenses allocated to the Texas Systems by the Partnership have not been eliminated.

(j) Reflects the reduction of interest income due to the elimination of the cash flows from the Texas Systems. The reduction to interest was estimated based on the ratio of the Texas Systems' subscribers to the total Partnership's subscribers.

(k) Reflects an elimination of interest expense assuming the sale of the Texas Systems would result in a reduction to borrowings under the Credit Agreement. Reduction of interest expense was calculated based on the ratio of the estimated payment of debt ($14.9 million) to the Partnership's debt outstanding to total interest expense for the period.

(l)  Elimination of historical revenues of the Anderson County System

(m) Elimination of operating expenses of the Anderson County System. The general and administrative expenses allocated to the Anderson County System by the Partnership have not been eliminated.

(n) Reflects the reduction of interest income due to the elimination of the cash flows from the Anderson County System. The reduction to interest was estimated based on the ratio of the Anderson County System's subscribers to the total Partnership's subscribers.

(o) Reflects an elimination of interest expense assuming the sale of the Anderson County System would result in a reduction to borrowings under the Credit Agreement. Reduction of interest expense was calculated based on the ratio of the estimated payment of debt ($21.8 million) to the Partnership's debt outstanding to total interest expense for the period.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Cencom Cable Income Partners II, L.P.
                                     -------------------------------------
                                                 (Registrant)

                                     By: Cencom Properties II, Inc.,
                                         ---------------------------
                                             its general partner
                                             -------------------


Date:  April 15, 1997                By: /s/ Ralph G. Kelly
                                         ------------------
                                         Ralph G. Kelly,
                                         Treasurer



Date:  April 15, 1997